UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-7059

T. Rowe Price Blue Chip Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1: Report to Shareholders

Blue Chip Growth Fund	June 30, 2010

The views and opinions in this report were current as of June 30, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

After strong performance in 2009 and a promising start to 2010, global stock markets experienced a sharp correction in the second quarter. While some retrenchment is normal given the robust rebound in stock prices, there are clearly other serious concerns for investors. Budgetary problems in several European economies led to a sharp reduction in the euro and also served to highlight strained budgetary conditions in many countries. Financial reform, health care reform, and other regulatory actions also weighed on investor sentiment. The significant Macondo oil field spill in the Gulf of Mexico created dislocation in the energy industry and will probably hinder economic growth. Efforts in China to control its robust economy also contributed to fears of slowing global growth. However, the most vexing issue for investors is very slow private sector job growth, which is arguably being dampened by many of these factors.

Although we acknowledge that uncertainty and risk are higher than normal, relatively low interest rates, attractive valuations, and continued earnings growth create the potential for many large-cap growth stocks to perform well. However, given strained budgetary conditions, policymakers will have to be adroit in fostering stronger job growth while showing greater restraint in spending and regulatory measures.

The Blue Chip Growth Fund returned -8.51% in the first half of 2010. Our results modestly outperformed the Lipper peer group of large-cap growth funds but trailed the S&P 500 Index and Russell 1000 Growth Index. We are disappointed that several of our largest portfolio holdings, which drove the fund’s strong performance in 2009 and early 2010, declined sharply in the last few months of the reporting period. (Results for the Advisor and R Class shares were slightly lower, reflecting their higher fee structures.)

The Blue Chip Growth Fund continued to compare favorably with its competitor funds. Lipper ranked the fund in the top 18% of its large-cap growth funds universe for the 10-year period ended June 30, 2010. (Based on cumulative total return, Lipper ranked the Blue Chip Growth Fund 337 out of 845, 240 out of 615, and 57 out of 334 funds in the large-cap growth funds universe for the 1-, 5-, and 10-year periods ended June 30, 2010, respectively. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

In our recent shareholder letters, we outlined many of the ongoing uncertainties facing investors. However, in the last six months, new shocks have occurred, and several of the risks we had noted previously have probably worsened. The current investing environment is among the most challenging we have confronted over the 17-year period since the fund’s inception. Specifically, the budgetary crisis in several European economies has caused a significant devaluation in the euro and also raised questions about the effective servicing of sovereign debt by several European countries. It has also highlighted the budgetary strains in many industrialized nations, including the U.K. and the U.S. The Macondo oil spill is a major environmental and economic disaster, which will probably affect growth for some time. Some slowing in China also represents a new impediment to growth, or it at least seems to have occurred sooner and with perhaps greater magnitude than many were anticipating.

In terms of ongoing risks, we think there will be greater government regulation, taxation, and reform actions undertaken in the U.S. The health care reform legislation, for example, was broad and may have many unintended consequences due to its scope and complexity. Substantial tax increases may occur, which, in our view, could represent another hurdle for a solid economic recovery. The financial services reform actions that are likely to be enacted appear to be less onerous than some had originally feared. Nevertheless, these types of government actions reinforce the concern, correctly or incorrectly, that the level of regulation and taxation will increase for many businesses. This perception could be contributing to some restraint in private sector hiring. Ultimately, high unemployment and continued lackluster job growth in the private sector is the most serious overarching risk to a sustained economic recovery and a rebound in the stock market.

We want to be forthright about the challenges facing investors, and we also want to be clear that there are several powerful positives and solid potential rewards in many stocks. We believe that the uneven economic recovery will cause inflation and interest rates to remain subdued for longer than earlier projections indicated. Corporate earnings at selected companies are very strong, and the second-quarter correction made stock valuations more attractive. Cost-cutting initiatives and improvement in productivity could continue to result in vibrant earnings growth for many companies, even if they experience only a moderate recovery in revenues. Many companies have free cash flow yields approaching 10%, which is very favorable relative to the roughly 3% yield on 10-year Treasury notes. In summary, while we acknowledge that the risks are greater than normal, we think there is solid opportunity in this market.

PORTFOLIO REVIEW

Although the information technology sector was the worst first-half performer, Apple was the fund’s best contributor for the last six months. The company’s iPhone and iMac personal computers continued to generate brisk sales despite the challenging economic environment, and its new iPad is selling at a rate that is well above initial projections. We feel the company is correctly viewed as well positioned for growth in mobile computing and commerce conducted using smartphones and electronic tablets. Baidu, the dominant provider of online search and advertising services in China, also prospered due to continued robust adoption of a variety of online activities. The company appears to be receiving endorsement and support from the Chinese government, and it benefited from the potential reduction in Google’s role in China due to concerns about censorship. Akamai Technologies, the leading provider of content distribution services for Internet applications, was also a top performer. The company’s network allows the customization and accelerated delivery of advertising and other content, including high-definition video, on the Internet.

Several of our worst first-half performers also came from the technology area. Google was our largest detractor. In addition to the company’s announcement that it might withdraw from the Chinese market due to censorship issues, there is concern that Apple’s rapid growth in the mobile and online commerce segments could erode Google’s market share over time. However, Google’s Android operating system is being used in a variety of phones and devices, which are selling rapidly. Google is not charging for its operating system because it believes it can stimulate search and advertising revenues where it has a dominant position. At the end of the reporting period, Google traded at approximately 12 times its 2011 estimated earnings after netting out its substantial cash reserves. We remain optimistic about the company’s prospects, and it remains the portfolio’s second-largest holding.

Qualcomm, a leading provider of semiconductors and chipsets used in wireless phones, struggled as the average selling price of its devices declined. This was in part due to the greater use of lower-priced chips in phones sold in emerging markets and inroads made by several competitors. We believe Qualcomm will show improved growth in coming quarters spurred by accelerating sales of several smartphone products. However, we sold a portion of our holding early in the period at higher prices because of our concerns about competitive products and pricing. Microsoft was also disappointing. Despite fairly strong fundamental performance, investors are worried that the company’s highly profitable business will be hurt by competition from Apple, Google, and other companies that are perceived to be better positioned in mobile and cloud computing. Our concerns about these trends led us to significantly reduce our position in the stock.

MasterCard and Visa were other major detractors. While they are classified in the information technology services segment, they are really processing companies that benefit from growing global credit and debit card use. Both companies suffered after legislation was introduced to allow greater regulation of interchange fees charged between issuing and accepting banks for credit and debit card transactions. While interchange fees are not paid to MasterCard and Visa, the network and other service fees they receive could be pressured by increased scrutiny and regulation over time. However, we think the risk/reward trade-off remains favorable for both companies, which are well managed and should benefit from increased use of debit and credit cards.

Our consumer discretionary sector holdings also produced mixed results. We had several solid contributors but more detractors overall. On the positive side, O’Reilly Automotive, a well-managed auto parts retailer, appears to be successfully integrating a large California-based acquisition. The company has generated strong organic and acquisition-related growth over a number of years. Similarly, Discovery Communications has been a consistent performer for your fund for several years. Its collaboration with Oprah Winfrey on a new cable channel and continued strength at its traditional cable channels should allow it to grow faster than most media companies. Despite a pullback late in the second quarter due to concerns about the economy, our large holding in Marriott generated strong gains as the robust recovery in lodging continued to surprise many investors. Starbucks was also a solid performer benefiting from efficiency improvements and widening operating margins, especially in international markets. Starbucks is expanding its consumer product offerings with appealing new products such as the Via instant single-serve coffee. We have sampled Via, including the new iced coffee version, and think it will show solid growth.

Online retailing giant Amazon.com, our third-largest holding, suffered due to perceptions that Apple’s iPad would encroach on the sales growth of its Kindle electronic book reader and related businesses. This is another area where we believe the market is growing strongly, and both companies should prosper over time. Amazon is gaining share in the online commerce market, which is also taking share from traditional retailers. The Kindle franchise is also a relatively small part of Amazon’s business and should still garner strong support from avid readers making the transition to electronic books from traditional print media.

Although health care did not benefit from the sharp rebound in economically sensitive stocks, the sector generated surprisingly good results. Express Scripts, a leading pharmaceutical benefit manager, should continue to thrive as generic drug substitution and the increased use of mail order support its strong growth. Express Scripts recently purchased NextRx, the drug benefit manager division, from WellPoint, a leading HMO, and we believe the transaction will benefit earnings over time. McKesson, a leading drug distributor and health care information technology solutions provider, also performed well and may not be overly affected by regulatory reform.

After a remarkable rebound last year, financial stocks were inconsistent performers in our reporting period. Goldman Sachs was charged with fraud by the Securities and Exchange Commission (SEC) as a result of its involvement in underwriting the sale of certain mortgage-backed securities, and the stock has been punished. We have studied the facts of this case and agree with Warren Buffett’s view that it does not appear that Goldman engaged in any fraudulent activity, but new evidence could emerge, and the charges are serious. These charges, issues surrounding financial reform legislation, and a slowdown in several core businesses caused us to reduce our position. Shortly after the end of this reporting period, Goldman Sachs reached a settlement with the SEC that stipulated a $550 million fine. Franklin Resources, the mutual fund giant, utilized its strong position in emerging markets and fixed income investing to drive solid profitability. Nevertheless, it was one of our largest first-half detractors. We think that if financial markets continue to struggle, Franklin will be an inconsistent performer. However, the stock has an attractive valuation, and its business should not be significantly affected by regulatory reform; therefore, we have maintained a significant position.

STRATEGY

Additions to existing holdings such as Google, American Express, Baidu, Fastenal, Praxair, Carnival, and Wells Fargo were significant enough to be included in the 10 largest purchases for the past six months. Among our largest additions, we initiated only three new positions. Our top purchase was Emerson Electric, a leading provider of electrical equipment. It has one of the best records of earnings and dividend growth in the S&P 500 and over 50 consecutive years of dividend increases. We feel that this company (like our large holding in 3M) is not getting the credit it deserves for its consistent growth. Both companies are well managed and could be particularly well positioned to show differentiated performance given product innovation and strong positioning in Asian markets. Liberty Media Interactive is showing solid growth from its primary asset, the QVC home shopping network. It is using the Internet and other tools to foster strong customer retention and solid earnings growth. We are also impressed with the stock’s free cash flow yield exceeding 10%. We added a new position in Starwood Hotels & Resorts to supplement our position in Marriott. Our lodging analyst is bullish on the rapid growth and the fundamental value in the lodging industry. Starwood is favorably positioned in international markets with numerous hotels in key Asian markets and several powerful brands, including St. Regis, Le Meridian, W, Westin, and Sheraton.

Our largest sales included the elimination of Smith International, which we sold after the company agreed to be purchased by Schlumberger. We generated excellent long-term and first-half profits on this long-time holding and rolled some of the proceeds into Schlumberger. Teva Pharmaceutical was also eliminated after generating strong recent and long-term performance for your fund. We are generally reluctant to sell winning stocks as long as the risk/reward trade-off remains attractive. However, we became concerned that new competitive products could take significant share from Copaxone, a drug for the treatment of multiple sclerosis that constitutes a large portion of Teva’s profits. Discovery Communications “A” class (ticker DISCA) was eliminated, but some of the proceeds were used to buy its “B” shares (ticker DISCK), which trade at a large—and in our view, unwarranted—discount. We also eliminated our position in Yum! Brands because of its uneven results at Taco Bell, KFC, and Pizza Hut in the U.S. While we still have some concerns regarding execution in domestic markets, the company is showing improved growth in China. Our decision to sell was poorly timed as the stock performed well after we sold it. We would not rule out reestablishing a position if the recent correction in the stock continues.

OUTLOOK

After experiencing an unprecedented crisis in credit and financial markets followed by a historic rebound in global stock markets, investors must now grapple with significant uncertainty. We expect that improved budget discipline in many European countries could lead to greater stability in the euro and other currencies over time. We also think that a pattern of improved spending discipline as well as more restraint in regulation could emerge in several industrialized countries including the U.K. and the U.S. Our cautious but positive long-term view is also based on the idea that China, India, and Brazil will experience some slowing in growth but will continue to prosper and exhibit sound fiscal management. Improvement in the Gulf of Mexico oil spill situation should also materialize over the next several months.

It may take time for these improvements to develop in a substantial way that inspires greater confidence among business managers and investors. In a similar vein (and partially due to these key factors progressing gradually), private sector job growth may also improve slowly. Consequently, we must recognize the unusual level of uncertainty in the environment.

However, we continue to be optimistic regarding the long-term performance of stocks. While the challenges we have enumerated will certainly require time to resolve—and test the patience of policymakers and investors—the uncertain environment also contains some key positives and significant opportunity. In short, corporate earnings at selected companies could continue to impress, interest rates and inflation are subdued, and the valuations of many high-quality companies are quite reasonable. We accept that some government actions will not achieve their objectives fully because public or private sector solutions are never perfect. We also believe that the dangers of overregulation or unrestrained spending and deficits will continue to receive more attention and emphasis.

Despite the uncertainty surrounding how effective fiscal and monetary actions will be in healing the economy, there are several things working in our favor:

1. Stocks historically have performed well following a lackluster 10-year period of performance. Essentially, we have experienced two very major bear markets in the past 10 years.

2. Stock valuations are attractive, especially in relation to today’s low interest rates. The difference between the earnings yield on stocks and the 10-year Treasury rate (approximately 3%) is attractive in any historical context. The free cash flow yield of many companies exceeds 10%, which historically is also a very attractive valuation.

3. We believe that the high-quality, consistent growth companies that we seek to purchase are attractive and could conceivably perform well even if the economy experiences only a modest recovery. Stringent expense management could also support rapid earnings growth should revenues begin to accelerate.

4. Many large-cap growth companies have solid balance sheets with record amounts of cash and strong capitalization. This should allow them to manage through challenges and opportunistically invest in new products or businesses as change creates dislocation.

5. Many of our holdings generate significant free cash flow. Shareholder-oriented management can use this cash to increase dividends, repurchase shares, or make value-added acquisitions.

We continue to strive to enhance returns in a difficult environment by investing in quality companies with durable, sustainable earnings and cash flow growth. We appreciate your continued confidence in this endeavor.

Respectfully submitted,

Larry J. Puglia
President and chairman of the Investment Advisory Committee

July 12, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Growth stocks can be volatile because these companies usually invest a high portion of earnings in their businesses, and earnings disappointments often lead to sharply falling prices. The value approach carries the risk that a security’s intrinsic value may not be recognized for a long time or that the stock may actually be appropriately priced.

GLOSSARY

Dividend yield: The annual dividend of a stock divided by the stock’s price.

Free cash flow: The excess cash a company is generating from its operations that can be taken out of the business for the benefit of shareholders, such as dividends, share repurchases, investments, and acquisitions.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value, i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

Russell 1000 Growth Index: Market capitalization-weighted index of those firms in the Russell 1000 with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

Financial Highlights

For a share outstanding throughout each period

**Investor Class**

| | 6 Months Ended 6/30/10‡ | Year Ended 12/31/09‡ | 12/31/08‡ | 12/31/07‡ | 12/31/06‡ | 12/31/05‡ |
|---|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | | |
| Beginning of period | $ 32.77 | $ 23.01 | $ 40.23 | $ 35.73 | $ 32.68 | $ 30.92 |
| Investment activities | | | | | | |
| Net investment income | – | 0.04 | 0.07 | 0.16 | 0.12 | 0.09 |
| Net realized and unrealized gain (loss) | (2.79) | 9.76 | (17.22) | 4.49 | 3.06 | 1.75 |
| Total from investment activities | (2.79) | 9.80 | (17.15) | 4.65 | 3.18 | 1.84 |
| Distributions | | | | | | |
| Net investment income | – | (0.04) | (0.07) | (0.15) | (0.13) | (0.08) |
| **NET ASSET VALUE** | | | | | | |
| **End of period** | **$ 29.98** | **$ 32.77** | **$ 23.01** | **$ 40.23** | **$ 35.73** | **$ 32.68** |

**Ratios/Supplemental Data**

| | | | | | | |
|---|---|---|---|---|---|---|
| Total return(1) | (8.51)% | 42.57% | (42.62)% | 13.02% | 9.73% | 5.95% |
| Ratio of total expenses to average net assets | 0.77%(2) | 0.81% | 0.80% | 0.77% | 0.81% | 0.85% |
| Ratio of net investment income to average net assets | 0.01%(2) | 0.15% | 0.22% | 0.42% | 0.36% | 0.28% |
| Portfolio turnover rate | 24.8% | 60.0% | 53.8% | 31.5% | 39.2% | 43.9% |
| Net assets, end of period (in millions) | $ 8,789 | $ 9,461 | $ 6,727 | $ 11,296 | $ 8,811 | $ 7,943 |

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights For a share outstanding throughout each period

**Advisor Class**

| | 6 Months Ended 6/30/10‡ | Year Ended 12/31/09‡ | 12/31/08‡ | 12/31/07‡ | 12/31/06‡ | 12/31/05‡ |
|---|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | | |
| Beginning of period | $ 32.80 | $ 23.05 | $ 40.26 | $ 35.78 | $ 32.72 | $ 30.93 |
| Investment activities | | | | | | |
| Net investment income (loss) | (0.03) | (0.02) | 0.01 | 0.09 | 0.07 | 0.03 |
| Net realized and unrealized gain (loss) | (2.79) | 9.77 | (17.21) | 4.49 | 3.07 | 1.76 |
| Total from investment activities | (2.82) | 9.75 | (17.20) | 4.58 | 3.14 | 1.79 |
| Distributions | | | | | | |
| Net investment income | – | – | (0.01) | (0.10) | (0.08) | – |
| **NET ASSET VALUE** | | | | | | |
| **End of period** | **$ 29.98** | **$ 32.80** | **$ 23.05** | **$ 40.26** | **$ 35.78** | **$ 32.72** |

**Ratios/Supplemental Data**

| | | | | | | |
|---|---|---|---|---|---|---|
| **Total return**(1) | (8.60)% | 42.30% | (42.72)% | 12.81% | 9.60% | 5.79% |
| Ratio of total expenses to average net assets | 0.99%(2) | 1.00% | 0.98% | 0.96% | 0.95% | 0.98% |
| Ratio of net investment income (loss) to average net assets | (0.21)%(2) | (0.06)% | 0.04% | 0.24% | 0.22% | 0.11% |
| Portfolio turnover rate | 24.8% | 60.0% | 53.8% | 31.5% | 39.2% | 43.9% |
| Net assets, end of period (in millions) | $ 669 | $ 717 | $ 739 | $ 1,374 | $ 835 | $ 715 |

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights | For a share outstanding throughout each period

## R Class

| | 6 Months Ended 6/30/10‡ | Year Ended 12/31/09‡ | 12/31/08‡ | 12/31/07‡ | 12/31/06‡ | 12/31/05‡ |
|---|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | | |
| Beginning of period | $ 32.30 | $ 22.75 | $ 39.81 | $ 35.37 | $ 32.41 | $ 30.73 |
| Investment activities | | | | | | |
| Net investment income (loss) | (0.08) | (0.07) | (0.06) | – | (0.03) | (0.05) |
| Net realized and unrealized gain (loss) | (2.73) | 9.62 | (17.00) | 4.44 | 3.04 | 1.73 |
| Total from investment activities | (2.81) | 9.55 | (17.06) | 4.44 | 3.01 | 1.68 |
| Distributions | | | | | | |
| Net investment income | – | – | – | – | (0.05) | – |
| **NET ASSET VALUE** | | | | | | |
| **End of period** | **$ 29.49** | **$ 32.30** | **$ 22.75** | **$ 39.81** | **$ 35.37** | **$ 32.41** |

**Ratios/Supplemental Data**

| | | | | | | |
|---|---|---|---|---|---|---|
| **Total return**[(1)] | **(8.70)%** | **41.98%** | **(42.85)%** | **12.55%** | **9.29%** | **5.47%** |
| Ratio of total expenses to average net assets | 1.25%[(2)] | 1.21% | 1.20% | 1.20% | 1.22% | 1.29% |
| Ratio of net investment income (loss) to average net assets | (0.47)%[(2)] | (0.25)% | (0.19)% | 0.00% | (0.10)% | (0.16)% |
| Portfolio turnover rate | 24.8% | 60.0% | 53.8% | 31.5% | 39.2% | 43.9% |
| Net assets, end of period (in thousands) | $ 80,673 | $ 88,987 | $ 58,659 | $ 108,487 | $ 75,818 | $ 44,967 |

‡ Per share amounts calculated using average shares outstanding method.

(1) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

(2) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

| | Shares | Value |
|---|---|---|
| **COMMON STOCKS 98.9%** | | |
| **CONSUMER DISCRETIONARY 19.6%** | | |
| **Auto Components 0.3%** | | |
| Johnson Controls | 1,000,000 | 26,870 |
| | | 26,870 |
| **Hotels, Restaurants & Leisure 5.5%** | | |
| Carnival (1) | 2,455,000 | 74,239 |
| Marriott, Class A (1) | 4,320,808 | 129,365 |
| McDonald's | 1,460,000 | 96,170 |
| Starbucks (1) | 5,650,000 | 137,295 |
| Starwood Hotels & Resorts Worldwide (1) | 1,360,000 | 56,345 |
| Wynn Macau (HKD) (2) | 8,756,000 | 14,325 |
| Wynn Resorts (1) | 261,000 | 19,906 |
| | | 527,645 |
| **Internet & Catalog Retail 4.5%** | | |
| Amazon.com (1)(2) | 3,130,000 | 341,984 |
| Expedia (1) | 860,000 | 16,151 |
| Liberty Media Interactive, Class A (2) | 5,000,000 | 52,500 |
| priceline.com (2) | 88,000 | 15,535 |
| | | 426,170 |
| **Leisure Equipment & Products 0.4%** | | |
| Mattel | 1,600,000 | 33,856 |
| | | 33,856 |
| **Media 3.4%** | | |
| Discovery Communications, Class C (2) | 2,620,000 | 81,037 |
| McGraw-Hill (1) | 740,000 | 20,824 |
| Omnicom (1) | 665,000 | 22,810 |
| Time Warner | 2,840,000 | 82,104 |
| Walt Disney (1) | 3,895,000 | 122,692 |
| | | 329,467 |

| | | |
|---|---|---|
| **ENERGY 5.3%** | | |
| **Energy Equipment & Services 2.8%** | | |
| Cameron International (1)(2) | 880,000 | 28,618 |
| FMC Technologies (1)(2) | 950,000 | 50,027 |
| Schlumberger | 3,490,000 | 193,136 |
| | | 271,781 |
| **Oil, Gas & Consumable Fuels 2.5%** | | |
| EOG Resources (1) | 1,690,000 | 166,245 |
| ExxonMobil (1) | 10,000 | 571 |
| Peabody Energy | 500,000 | 19,565 |
| Range Resources (1) | 575,000 | 23,086 |
| Southwestern Energy (1)(2) | 638,000 | 24,652 |
| Suncor Energy | 10,000 | 295 |
| Ultra Petroleum (1)(2) | 100,000 | 4,425 |
| | | 238,839 |
| Total Energy | | 510,620 |
| **FINANCIALS 13.9%** | | |
| **Capital Markets 5.2%** | | |
| Ameriprise Financial (1) | 1,354,000 | 48,920 |
| Bank of New York Mellon | 10,000 | 247 |
| Charles Schwab (1) | 2,800,000 | 39,704 |
| Credit Suisse (CHF) | 458,000 | 17,213 |
| Franklin Resources | 2,020,000 | 174,104 |
| Goldman Sachs | 550,000 | 72,199 |
| Invesco (1) | 2,800,000 | 47,124 |
| Morgan Stanley | 1,300,000 | 30,173 |
| Northern Trust (1) | 1,360,000 | 63,512 |
| State Street | 50,000 | 1,691 |
| TD Ameritrade Holding (1)(2) | 250,000 | 3,825 |
| | | 498,712 |

| | | |
|---|---|---|
| **Commercial Banks 2.8%** | | |
| PNC Financial Services | 532,000 | 30,058 |
| U.S. Bancorp | 3,340,000 | 74,649 |
| Wells Fargo | 6,440,000 | 164,864 |
| | | 269,571 |
| **Consumer Finance 2.0%** | | |
| American Express | 4,730,000 | 187,781 |
| | | 187,781 |
| **Diversified Financial Services 3.5%** | | |
| Bank of America | 100,000 | 1,437 |
| CME Group | 28,000 | 7,883 |
| IntercontinentalExchange (1)(2) | 880,000 | 99,466 |
| JPMorgan Chase | 4,750,000 | 173,898 |
| NYSE Euronext (1) | 1,752,000 | 48,408 |
| | | 331,092 |
| **Insurance 0.4%** | | |
| Prudential Financial | 700,000 | 37,562 |
| | | 37,562 |
| Total Financials | | 1,324,718 |
| **HEALTH CARE 10.4%** | | |
| **Biotechnology 1.7%** | | |
| Amgen (2) | 40,000 | 2,104 |
| Celgene (2) | 2,500,000 | 127,050 |
| Gilead Sciences (2) | 700,000 | 23,996 |
| Vertex Pharmaceuticals (1)(2) | 370,000 | 12,173 |
| | | 165,323 |
| **Health Care Equipment & Supplies 1.6%** | | |
| Becton, Dickinson & Company | 10,000 | 676 |
| Intuitive Surgical (1)(2) | 99,800 | 31,499 |

| | | |
|---|---|---|
| Medtronic | 100,000 | 3,627 |
| St. Jude Medical (2) | 1,150,000 | 41,503 |
| Stryker (1) | 1,450,000 | 72,587 |
| | | 149,892 |
| **Health Care Providers & Services 5.2%** | | |
| Cardinal Health | 50,000 | 1,680 |
| Express Scripts (1)(2) | 4,780,000 | 224,756 |
| McKesson | 1,750,000 | 117,530 |
| Medco (2) | 2,860,000 | 157,529 |
| WellPoint (2) | 1,000 | 49 |
| | | 501,544 |
| **Health Care Technology 0.2%** | | |
| Cerner (1)(2) | 220,000 | 16,696 |
| | | 16,696 |
| **Life Sciences Tools & Services 0.2%** | | |
| Life Technologies (1)(2) | 219,000 | 10,348 |
| Thermo Fisher Scientific (2) | 130,000 | 6,376 |
| | | 16,724 |
| **Pharmaceuticals 1.5%** | | |
| Allergan (1) | 1,931,000 | 112,500 |
| Shire, ADR (1) | 460,000 | 28,235 |
| | | 140,735 |
| Total Health Care | | 990,914 |
| **INDUSTRIALS & BUSINESS SERVICES 11.6%** | | |
| **Aerospace & Defense 2.1%** | | |
| Honeywell International | 220,000 | 8,587 |
| Precision Castparts | 1,132,000 | 116,505 |
| United Technologies | 1,180,000 | 76,594 |
| | | 201,686 |

| | | |
|---|---|---|
| **Air Freight & Logistics 1.0%** | | |
| Expeditors International of Washington (1) | 1,850,000 | 63,843 |
| FedEx (1) | 415,000 | 29,096 |
| | | 92,939 |
| **Electrical Equipment 1.5%** | | |
| Emerson Electric | 2,080,000 | 90,875 |
| Rockwell Automation | 1,085,000 | 53,263 |
| | | 144,138 |
| **Industrial Conglomerates 1.8%** | | |
| 3M | 1,810,000 | 142,972 |
| McDermott International (2) | 1,395,000 | 30,216 |
| | | 173,188 |
| **Machinery 3.5%** | | |
| Danaher (1) | 8,440,000 | 313,293 |
| Deere | 300,000 | 16,704 |
| Illinois Tool Works | 220,000 | 9,081 |
| | | 339,078 |
| **Road & Rail 0.7%** | | |
| Union Pacific | 935,000 | 64,992 |
| | | 64,992 |
| **Trading Companies & Distributors 1.0%** | | |
| Fastenal (1) | 1,900,000 | 95,361 |
| | | 95,361 |
| Total Industrials & Business Services | | 1,111,382 |
| **INFORMATION TECHNOLOGY 32.0%** | | |
| **Communications Equipment 3.5%** | | |
| Cisco Systems (2) | 4,150,000 | 88,436 |
| Juniper Networks (1)(2) | 5,200,000 | 118,664 |

| | | |
|---|---|---|
| Qualcomm | 3,832,000 | 125,843 |
| | | 332,943 |
| **Computers & Peripherals 8.7%** | | |
| Apple (2) | 2,890,000 | 726,922 |
| EMC (2) | 2,570,000 | 47,031 |
| Hewlett-Packard (1) | 1,360,000 | 58,861 |
| | | 832,814 |
| **Electronic Equipment, Instruments & Components 0.2%** | | |
| Corning (1) | 1,150,000 | 18,572 |
| First Solar (1)(2) | 30,000 | 3,415 |
| | | 21,987 |
| **Internet Software & Services 8.2%** | | |
| Akamai Technologies (1)(2) | 1,400,000 | 56,798 |
| Baidu, ADR (1)(2) | 1,500,000 | 102,120 |
| eBay (1)(2) | 1,740,000 | 34,121 |
| Google, Class A (1)(2) | 1,076,000 | 478,766 |
| Tencent Holdings (HKD) | 6,371,000 | 105,061 |
| | | 776,866 |
| **IT Services 5.9%** | | |
| Accenture, Class A (1) | 1,500,000 | 57,975 |
| Automatic Data Processing (1) | 637,000 | 25,646 |
| Fiserv (1)(2) | 950,000 | 43,377 |
| IBM | 847,000 | 104,587 |
| MasterCard, Class A (1) | 685,000 | 136,678 |
| Visa, Class A (1) | 2,275,000 | 160,956 |
| Western Union | 1,900,000 | 28,329 |
| | | 557,548 |
| **Semiconductor & Semiconductor Equipment 4.3%** | | |
| Altera (1) | 2,340,000 | 58,056 |
| Broadcom, Class A (1) | 2,800,000 | 92,316 |

The accompanying notes are an integral part of these financial statements.

Unaudited

## Statement of Assets and Liabilities

($000s, except shares and per share amounts)

| | |
|---|---|
| **Assets** | |
| Investments in securities, at value (cost $8,057,573) | $ 9,714,778 |
| Receivable for investment securities sold | 56,040 |
| Receivable for shares sold | 22,229 |
| Dividends and interest receivable | 4,686 |
| Other assets | 458 |
| Total assets | 9,798,191 |
| **Liabilities** | |
| Obligation to return securities lending collateral | 206,944 |
| Payable for investment securities purchased | 38,450 |
| Payable for shares redeemed | 7,907 |
| Investment management fees payable | 5,008 |
| Due to affiliates | 962 |
| Other liabilities | 855 |
| Total liabilities | 260,126 |
| **NET ASSETS** | $ 9,538,065 |
| **Net Assets Consist of:** | |
| Undistributed net investment income | $ 625 |
| Accumulated undistributed net realized loss | (1,846,616) |
| Net unrealized gain | 1,657,215 |
| Paid-in capital applicable to 318,166,919 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized | 9,726,841 |
| **NET ASSETS** | $ 9,538,065 |
| **NET ASSET VALUE PER SHARE** | |
| **Investor Class** ($8,788,650,208 / 293,121,512 shares outstanding) | $ 29.98 |
| **Advisor Class** ($668,741,942 / 22,309,347 shares outstanding) | $ 29.98 |
| **R Class** ($80,672,935 / 2,736,060 shares outstanding) | $ 29.49 |

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Blue Chip Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide long-term capital growth. Income is a secondary objective. The fund has three classes of shares: the Blue Chip Growth Fund original share class, referred to in this report as the Investor Class, offered since June 30, 1993; the Blue Chip Growth Fund—Advisor Class (Advisor Class), offered since March 31, 2000; and the Blue Chip Growth Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $95,000 for the six months ended June 30, 2010. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2010, the fund realized $20,213,000 of net gain on $44,834,000 of in-kind redemptions.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2010:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On June 30, 2010, the value of loaned securities was $200,344,000; aggregate collateral received included U.S. government securities valued at $761,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,639,429,000 and $2,515,232,000, respectively, for the six months ended June 30, 2010.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, the fund recognized capital losses in the current period for tax purposes that had been recognized in the prior fiscal year for financial reporting purposes. Such deferrals relate to net capital losses realized between November 1, 2009 and December 31, 2009, and totaled $19,700,000. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2009, the fund had $2,015,165,000 of unused capital loss carryforwards, which expire: $74,856,000 in fiscal 2011, $695,846,000 in fiscal 2016, and $1,244,463,000 in fiscal 2017.

At June 30, 2010, the cost of investments for federal income tax purposes was $8,057,573,000. Net unrealized gain aggregated $1,657,215,000 at period-end, of which $1,890,677,000 related to appreciated investments and $233,462,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and a group fee. The individual fund fee is equal to 0.30% of the fund’s average daily net assets up to $15 billion and 0.255% of the fund’s average daily net assets in excess of $15 billion. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2010, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended June 30, 2010, expenses incurred pursuant to these service agreements were $55,000 for Price Associates; $1,599,000 for T. Rowe Price Services, Inc.; and $2,155,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2010, the fund was charged $417,000 for shareholder servicing costs related to the college savings plans, of which $315,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2010, approximately 4% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2010, the fund was allocated $344,000 of Spectrum Funds’ expenses, of which $226,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2010, approximately 5% of the outstanding shares of the Investor Class were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2010, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Adviser). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Adviser during the course of the year, as discussed below:

Services Provided by the Adviser
The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Adviser’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser.

Investment Performance of the Fund
 The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the severity of the market turmoil during 2008 and 2009, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Adviser under the Contract and other benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Adviser may receive some benefit from its soft-dollar arrangements pursuant to which it receives research from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Adviser and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Adviser. Under the Contract, the fund pays a fee to the Adviser composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio for the Investor Class and Advisor Class was below the median for comparable funds, and the total expense ratio for the R Class was above the median for comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Adviser and its affiliates with smaller mandates. Management informed the Board that the Adviser’s responsibilities for institutional accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise and that the Adviser performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional accounts. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Blue Chip Growth Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2010